THE
                                    OSTERWEIS
                                      FUND

--------------------------------------------------------------------------------




                               SEMI-ANNUAL REPORT






--------------------------------------------------------------------------------

                            For the Six Months Ending
                               September 30, 2000

                                       THE
                                    OSTERWEIS
                                      FUND

November 27, 2000

Dear Shareholders,

We are pleased to report that for the third quarter of 2000, The Osterweis Fund (the "Fund") had a total return of 7.51%, bringing the year-to-date return to 9.75% through September 30, 2000. Performance in both periods significantly outperformed that of the Standard & Poor's 500 Index, which declined 0.97% and 1.39% in the same periods respectively. For the six-month period ending September 30, 2000, The Osterweis Fund was down 0.11%, compared to a minus 3.60% total return for the Standard & Poor's 500 Index.

Total Return for Periods                          Average Annual
Ended September 30, 2000                                        Since
                                     1 Year       5 Years     Inception*
                                     ------       -------     ----------
     The Osterweis Fund              44.34%        25.97%        21.21%

The excellent relative performance of the Fund reflects both sound stock picking on our part and the poor performance of the stock market averages. As we detailed in prior letters, the Standard & Poor's 500 Index has been driven by a relatively small number of hot high-tech stocks such as Microsoft, Intel and Dell. When these stocks were going up, it was hard for active managers to keep up. But, as these technology leaders reversed direction this year, active managers have been able to outperform. We have avoided these high-tech darlings because we believed they were both overpriced and far more cyclical than the average investor knew. This year, our focus on other areas has paid off.

The market has clearly entered a more volatile phase. It is hard to tell whether the current volatility foreshadows a broad-based bear market, or simply reflects a more benign rotation out of overvalued technology stocks into undervalued industries. We are, therefore, managing the Fund more cautiously, with more emphasis on depressed stocks with clearly improving fundamentals and, to a lesser extent, on emerging companies with the potential for explosive growth.

                               With best regards,

                               /s/ John S. Osterweis

                               John S. Osterweis

----------
* Results shown are past performance, which should not be regarded as an indicator of future results. The Osterweis Fund's inception was October 1, 1993. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their cost. The Osterweis Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ 85018.

                               THE OSTERWEIS FUND


SCHEDULE OF INVESTMENTS at September 30, 2000 (Unaudited)

 SHARES                                                                 VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 78.5%
BEVERAGES - ALCOHOLIC: 1.9%
 21,600   Anheuser Busch Cos., Inc.                                 $   913,950
                                                                    -----------
BUSINESS SERVICES: 5.7%
 23,666   ACNielsen Corp.*                                              563,547
 35,200   Convergys Corp.*                                            1,368,400
 88,400   ServiceMaster Co.                                             872,950
                                                                    -----------
                                                                      2,804,897
                                                                    -----------
COMPUTERS - PERIPHERAL EQUIPMENT: 3.0%
 28,000   InFocus Corp.*                                              1,484,000
                                                                    -----------
CONSUMER PRODUCTS: 1.3%
 11,400   Kimberly Clark Corp.                                          636,262
                                                                    -----------
COSMETICS AND TOILETRIES: 1.5%
 18,480   Avon Products, Inc.                                           755,370
                                                                    -----------
DIRECT MARKETING: 2.5%
 50,000   ValueVision International, Inc.*                            1,256,250
                                                                    -----------
ELECTRONIC COMPONENTS: 1.7%
 34,100   Universal Electronics, Inc.*                                  824,794
                                                                    -----------
ENERGY - PIPELINES: 4.9%
 58,600   Kinder Morgan, Inc.                                         2,398,937
                                                                    -----------
FINANCIAL SERVICES: 3.2%
 37,200   GATX Corp.*                                                 1,557,750
                                                                    -----------
HEAVY INDUSTRIES: 3.3%
 24,000   FMC Corp.*                                                  1,609,500
                                                                    -----------
INDEPENDENT POWER PRODUCER: 8.9%
 42,300   Calpine Corp.*                                              4,415,062
                                                                    -----------
INSURANCE - PROPERTY/CASUALTY: 4.6%
 31,000   XL Capital Ltd.                                             2,278,500
                                                                    -----------
MEDIA AND BROADCASTING: 9.5%
 28,000   Pegasus Communications Corp.*                               1,352,750
 40,100   Primedia, Inc.*                                               656,637
 28,339   Viacom, Inc. (Class B)*                                     1,657,832
 46,800   Westwood One, Inc.*                                         1,003,275
                                                                    -----------
                                                                      4,670,494
                                                                    -----------
MEDICAL: 2.7%
 85,000   Manor Care, Inc.*                                           1,333,438
                                                                    -----------
OIL - EXPLORATION & PRODUCTION: 1.6%
 12,956   Devon Energy Corp.                                            779,303
                                                                    -----------
OIL - FIELD SERVICES: 2.0%
108,000   Newpark Resources, Inc.*                                      999,000
                                                                    -----------
PHARMACEUTICALS: 7.7%
 20,000   Bristol-Myers Squibb Co.                                    1,142,500
 17,000   Forest Laboratories, Inc. (Class A)*                        1,949,688
 36,200   Nexmed, Inc.*                                                 710,425
                                                                    -----------
                                                                      3,802,613
                                                                    -----------
REAL ESTATE: 2.2%
 48,800   Crescent Real Estate Equities                               1,088,850
                                                                    -----------
REMEDIATION SERVICES: 1.1%
110,405   IT Group, Inc.*                                               524,424
                                                                    -----------
RESORTS/THEME PARKS: 2.8%
 90,000   Six Flags, Inc.                                             1,395,000
                                                                    -----------
TELECOMMUNICATIONS: 6.4%
 43,500   American Tower Corp. (Class A)                              1,639,406
 26,970   CoreComm Ltd.*                                                214,074
 28,541   NTL, Inc.*                                                  1,321,817
                                                                    -----------
                                                                      3,175,297
                                                                    -----------
TOTAL COMMON STOCKS
   (Cost $21,989,149)                                                38,703,691
                                                                    -----------

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND

PRINCIPAL
 AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS: 2.0%
$250,000  U.S. Treasury Note, 6.625%, 3/31/2002                     $   251,875
250,000   U.S. Treasury Bond, 6.250%, 1/31/2002                         250,235
500,000   U.S. Treasury Note, 5.500%, 7/31/2001                         496,875
                                                                    -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (Cost $998,591)                                                      998,985
                                                                    -----------
SHORT-TERM INVESTMENT: 10.6%
MONEY MARKET INVESTMENT: 10.6%
5,220,795    Firstar Stellar Treasury Fund (Cost $5,220,795)          5,220,795
                                                                    -----------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS: 6.5%
500,000   Federal Farm Credit Bank, 6.250%, 10/2/2000                   500,000
500,000   Federal Farm Credit Bank, 6.490%, 4/2/2001                    500,000
500,000   Federal Farm Credit Bank, 6.670%, 2/1/2001                    500,053
900,000   Federal Home Loan Bank, 6.330%, 2/22/2001                     877,050
850,000   Federal Home Loan Bank, 6.370%, 2/26/2001                     827,787
                                                                    -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
   (Cost $3,204,952)                                                  3,204,890
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
    (Cost $31,413,487+): 97.6%                                      $48,128,361
Other Assets less Liabilities: 2.4%                                   1,198,727
                                                                    -----------
NET ASSETS: 100.0%                                                  $49,327,088
                                                                    ===========

* Non-income producing security.

+ At September 30, 2000, the basis of invest- ments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

          Gross unrealized appreciation                             $18,061,501
          Gross unrealized depreciation                              (1,346,627)
                                                                    -----------
               Net unrealized appreciation                          $16,714,874
                                                                    ===========

See accompanying Notes to Financial Statements.

                           THE OSTERWEIS FUND


STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2000 (Unaudited)

ASSETS
  Investments in securities, at value (cost $31,413,487)........     $48,128,361
  Receivables:
    Fund shares sold ...........................................         903,837
    Securities sold ............................................         777,102
    Dividends and interest .....................................          77,168
  Prepaid expenses .............................................           4,526
                                                                     -----------
      Total assets..............................................      49,890,994
                                                                     -----------
LIABILITIES
  Payables:
    Securities purchased .......................................         500,000
    Due to Advisor .............................................          38,819
    Administration fees ........................................           7,764
  Accrued expenses .............................................          17,323
                                                                     -----------
      Total liabilities.........................................         563,906
                                                                     -----------

NET ASSETS......................................................     $49,327,088
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($49,327,088/1,833,507 shares outstanding; unlimited
 number of shares authorized without par value).................     $     26.90
                                                                     ===========
COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................     $24,330,235
  Accumulated net investment income ............................          15,619
  Accumulated net realized gain on investments .................       8,266,360
  Net unrealized appreciation on investments ...................      16,714,874
                                                                     -----------

      Net assets................................................     $49,327,088
                                                                     ===========

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND


STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2000 (Unaudited)

INVESTMENT INCOME
  Income
   Interest .....................................................   $   189,978
   Dividends ....................................................       146,994
   Other ........................................................           770
                                                                    -----------

        Total income ............................................       337,742
                                                                    -----------
  Expenses
   Advisory fees ................................................       223,390
   Administration fees ..........................................        44,678
   Audit fees ...................................................        18,870
   Fund accounting fees .........................................        13,434
   Custody fees .................................................         6,854
   Transfer agent fees ..........................................         6,805
   Trustee fees .................................................         4,060
   Reports to shareholders ......................................         1,951
   Legal fees ...................................................         1,508
   Insurance expense ............................................           573
                                                                    -----------
      Total expenses.............................................       322,123
                                                                    -----------

          NET INVESTMENT INCOME .................................        15,619
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments ..............................     5,003,591
  Net unrealized depreciation on investments ....................    (5,099,976)
                                                                    -----------
      Net realized and unrealized loss on investments............       (96,385)
                                                                    -----------

          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..   $   (80,766)
                                                                    ===========

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS ENDED       YEAR ENDED
                                                              SEPTEMBER 30, 2000#   MARCH 31, 2000
                                                              -------------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income (loss) .............................     $     15,619        $   (172,062)
  Net realized gain on investments .........................        5,003,591           4,929,959
  Net unrealized appreciation (depreciation)
   on investments ..........................................       (5,099,976)         12,967,001
                                                                 ------------        ------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING
         FROM OPERATIONS ...................................          (80,766)         17,724,898
                                                                 ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...............................               --                  (9)
  From net realized gain ...................................               --          (3,109,201)
                                                                 ------------        ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS ................               --          (3,109,210)
                                                                 ------------        ------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change
   in outstanding shares (a) ...............................        1,381,854           8,284,669
                                                                 ------------        ------------
        TOTAL INCREASE IN NET ASSETS .......................        1,301,088          22,900,357

NET ASSETS
  Beginning of period ......................................       48,026,000          25,125,643
                                                                 ------------        ------------
  END OF PERIOD ............................................     $ 49,327,088        $ 48,026,000
                                                                 ============        ============

(a)  A summary of capital share transactions is as follows:

                                        SIX MONTHS ENDED           YEAR ENDED
                                       SEPTEMBER 30, 2000#        MARCH 31, 2000
                                     ----------------------   ----------------------
                                      SHARES       VALUE       SHARES       VALUE
                                     --------   -----------   --------   -----------
Shares sold .......................   121,970   $ 3,146,099    395,770   $ 8,379,354
Shares issued in reinvestment
 of distributions .................        --            --    137,309     3,064,724
Shares redeemed ...................   (71,544)   (1,764,245)  (148,518)   (3,159,409)
                                     --------   -----------   --------   -----------
Net increase ......................    50,426   $ 1,381,854    384,561   $ 8,284,669
                                     ========   ===========   ========   ===========

# Unaudited

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                      SIX MONTHS ENDED                 YEAR ENDED MARCH 31,
                                        SEPTEMBER 30,   --------------------------------------------------
                                            2000#        2000       1999       1998       1997       1996
                                           ------       ------     ------     ------     ------     ------
Net asset value,
 beginning of period ...................   $26.93       $17.97     $16.99     $12.88     $11.74     $10.33
                                           ------       ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........     0.01        (0.10)     (0.04)      0.02       0.08       0.12
  Net realized and unrealized gain
   (loss) on investments ...............    (0.04)       11.04       2.62       5.61       1.27       1.48
                                           ------       ------     ------     ------     ------     ------
  Total from investment operations .....    (0.03)       10.94       2.58       5.63       1.35       1.60
                                           ------       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  From net investment income ...........       --           --         --      (0.05)     (0.08)     (0.19)
  From net capital gain ................       --        (1.98)     (1.60)     (1.47)     (0.13)        --
                                           ------       ------     ------     ------     ------     ------
  Total distributions ..................       --        (1.98)     (1.60)     (1.52)     (0.21)     (0.19)
                                           ------       ------     ------     ------     ------     ------
  Net asset value, end of period .......   $26.90       $26.93     $17.97     $16.99     $12.88     $11.74
                                           ======       ======     ======     ======     ======     ======

  Total return .........................    (0.11)%++    63.16%     17.20%     45.77%     11.60%     15.59%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) .   $ 49.3       $ 48.0     $ 25.1     $ 22.4     $ 16.5     $ 16.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
   absorbed or recouped ................     1.42%+       1.45%      1.69%      1.67%      1.75%      1.77%
  After fees waived and expenses
   absorbed or recouped ................     1.42%+       1.57%      1.75%      1.75%      1.75%      1.75%

RATIO OF NET INVESTMENT INCOME (LOSS)
 TO AVERAGE NET ASSETS:
  Before fees waived and expenses
   absorbed or recouped ................     0.07%+      (0.36)%    (0.21)%     0.21%      0.63%      1.47%
  After fees waived and expenses
   absorbed or recouped ................     0.07%+      (0.48)%    (0.27)%     0.13%      0.63%      1.49%

  Portfolio turnover rate ..............    17.19%       38.58%     31.19%     26.27%     41.30%     57.32%

+    Annualized
++   Not annualized
#    Unaudited

See accompanying Notes to Financial Statements.

                               THE OSTERWEIS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     The Osterweis Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on October 1, 1993. The investment objective of the Fund is to attain long-term total returns. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND

                               THE OSTERWEIS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

          FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended March 31, 2000, the Fund decreased paid-in capital by $172,062 due to the Fund experiencing a net investment loss during the year. Net realized loss and net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the six months ended September 30, 2000, Osterweis Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended Sep-tember 30, 2000, the Fund incurred $223,390 in advisory fees.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million                       $30,000
     $15 to $50 million                      0.20% of average daily net assets
     $50 to $100 million                     0.15% of average daily net assets
     $100 to $150 million                    0.10% of average daily net assets
     Over $150 million                       0.05% of average daily net assets

     For the six months ended September 30, 2000, the Fund incurred $44,678 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

                               THE OSTERWEIS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than U.S. Government and Government Agency obligations and short-term investments, for the six months ended September 30, 2000 were $6,641,963 and $7,954,789, respectively.

================================================================================

                                    Advisor
                       OSTERWEIS CAPITAL MANAGEMENT, INC.
                         One Maritime Plaza, Suite 800
                        San Francisco, California 94111

                                   Distributor
                      FIRST FUND DISTRIBUTORS, INC. 4455 E.
                           Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                          Independent Auditors ERNST &
                       YOUNG LLP 725 South Figueroa Street
                          Los Angeles, California 90017

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                       345 California Street, 29th Floor
                        San Francisco, California 94104

================================================================================

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.